UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21846

CLOUGH GLOBAL OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin Douglas

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:   March 31

Date of reporting period:   June 30, 2012

Item 1 – Schedule of Investments.

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

June 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS 110.41%
Consumer Discretionary 21.15%
Allison Transmission Holdings, Inc.(a)(b)(c)	222,300	$3,903,588
Arezzo Industria e Comercio S.A.	92,080	1,351,515
AutoZone, Inc.(d)	11,165	4,099,453
Bosideng International Holdings, Ltd.	22,744,000	5,834,088
CBS Corp. - Class B(a)	268,831	8,812,280
China Lilang, Ltd.	2,317,000	1,579,919
Cia Hering	87,300	1,658,200
Cinemark Holdings, Inc.(a)(b)	333,353	7,617,116
The Goodyear Tire & Rubber Co.(a)(b)(d)	577,036	6,814,795
H&R Block, Inc.(a)(b)	889,312	14,211,206
Lamar Advertising Co. - Class A(a)(b)(d)	190,325	5,443,295
Liberty Global, Inc. - Class A(a)(b)(d)	115,707	5,742,538
Liberty Interactive Corp. - Class A(a)(b)(d)	334,902	5,957,907
Liberty Media Corp. - Liberty Capital(a)(b)(d)	85,846	7,546,722
Man Wah Holdings, Ltd.	6,430,900	2,644,329
Monro Muffler Brake, Inc.(a)	39,000	1,296,360
News Corp.- Class A(a)(b)	441,174	9,833,768
Orient-Express Hotels, Ltd.(a)(d)	296,550	2,482,124
priceline.com, Inc.(a)(d)	12,250	8,140,370
Sally Beauty Holdings, Inc.(a)(d)	98,900	2,545,686
Time Warner, Inc.(a)(b)	223,536	8,606,136
UNICASA Industria de Moveis SA(c)(d)	268,600	2,123,658
Viacom, Inc. - Class B(a)(b)	230,300	10,828,706
The Walt Disney Co.(a)(b)	183,309	8,890,487

		137,964,246

Consumer Staples 2.43%
Brazil Pharma S.A.(c)	564,198	3,028,158
China Mengniu Dairy Co., Ltd.	780,000	2,046,030
Molson Coors Brewing Co.	37,126	1,544,813
Raia Drogasil S.A.	57,248	572,907
Reynolds American, Inc.(a)(b)	123,000	5,519,010

	Shares	Value
Consumer Staples (continued)
Vinda International Holdings, Ltd.	2,135,589	$3,154,680

		15,865,598

Energy 12.84%
Commodities 0.22%
Southwestern Energy Co.(d)	45,706	1,459,393

Natural Gas Leveraged Exploration & Production 0.66%
Cabot Oil & Gas Corp.	43,229	1,703,223
Range Resources Corp.	20,673	1,279,038
The Williams Cos., Inc.	46,094	1,328,429

		4,310,690

Non-North American Producers 0.90%
BP PLC - Sponsored ADR(a)(b)	60,700	2,460,778
InterOil Corp.(a)(b)(d)	40,409	2,816,508
OGX Petroleo e Gas Participacoes S.A.(d)	222,704	609,844

		5,887,130

Oil Leveraged Exploration & Production 3.46%
Anadarko Petroleum Corp.(a)(b)	55,839	3,696,542
Continental Resources, Inc.(a)(b)(d)	19,881	1,324,472
Energy XXI Bermuda, Ltd.(a)	70,463	2,204,787
EOG Resources, Inc.(a)(b)	49,400	4,451,434
Kodiak Oil & Gas Corp.(a)(d)	349,554	2,869,838
Noble Energy, Inc.(a)(b)	48,600	4,122,252
Pioneer Natural Resources Co.(a)(b)	44,461	3,921,905

		22,591,230

Oil Services & Drillers 4.79%
Ensco PLC - Sponsored ADR(a)(b)	123,798	5,814,792
National Oilwell Varco, Inc.(a)(b)	123,795	7,977,350
Noble Corp.(a)(b)(d)	147,100	4,785,163
Oil States International, Inc.(a)(b)(d)	91,161	6,034,858
Seadrill, Ltd.(a)(b)	111,600	3,964,032
Transocean, Ltd.(a)(b)	59,800	2,674,854

		31,251,049

Tankers 2.81%
Golar LNG Partners LP(a)	107,744	3,490,905

	Shares	Value
Energy (continued)
Golar LNG, Ltd.(a)(b)	392,958	$14,814,517

		18,305,422

TOTAL ENERGY		83,804,914

Financials 26.62%
Capital Markets 7.54%
Ares Capital Corp.(a)	822,236	13,122,887
CITIC Securities Co., Ltd. - Class H	999,445	2,094,751
The Goldman Sachs Group, Inc.(a)	32,100	3,077,106
Golub Capital BDC, Inc.	226,900	3,423,921
Indochina Capital Vietnam Holdings, Ltd.(c)(d)(e)	25,655	33,608
Medley Capital Corp.	146,188	1,760,103
Morgan Stanley(a)	216,500	3,158,735
PennantPark Floating Rate Capital, Ltd.	92,500	1,091,500
PennantPark Investment Corp.(a)	745,806	7,719,092
Solar Capital, Ltd.	487,745	10,857,204
Solar Senior Capital, Ltd.	167,431	2,829,584
THL Credit, Inc.	2,843	38,295

		49,206,786

Commercial Banks 1.23%
Fifth Third Bancorp(a)(b)	190,700	2,555,380
Wells Fargo & Co.	163,387	5,463,661

		8,019,041

Consumer Finance 3.21%
American Express Co.	9,800	570,458
Discover Financial Services(a)	54,500	1,884,610
Mastercard, Inc. - Class A(a)(b)	32,619	14,029,758
Visa, Inc. - Class A(a)(b)	35,941	4,443,386

		20,928,212

Diversified Financials 6.29%
Bank of America Corp.(a)(b)	2,858,186	23,379,961
Citigroup, Inc.(a)(b)	643,912	17,649,628

		41,029,589

Mortgage-Backed Securities Real Estate Investment Trusts 5.58%
American Capital Agency Corp.	314,515	10,570,849
American Capital Mortgage Investment Corp.	142,553	3,404,166
Capstead Mortgage Corp.	743,538	10,342,614
CYS Investments, Inc.	288,262	3,969,368
Dynex Capital, Inc.	405,253	4,206,526

	Shares	Value
Financials (continued)
Hatteras Financial Corp.(a)	136,787	$3,912,108

		36,405,631

Real Estate Investment Trusts 1.90%
American Residential Properties, Inc.(a)(c)(d)(e)	145,000	2,936,250
Ascendas Real Estate Investment Trust	3,597,000	6,105,033
Ascott Residence Trust	1,781,824	1,526,172
Select Income REIT(c)	77,000	1,829,520

		12,396,975

Real Estate Management & Development 0.87%
BHG S.A. - Brazil Hospitality Group(d)	111,949	1,067,933
BR Malls Participacoes S.A.	230,248	2,607,987
Sonae Sierra Brasil S.A.	137,724	1,987,861

		5,663,781

TOTAL FINANCIALS		173,650,015

Health Care 1.91%
Sanofi - ADR(a)(b)	261,718	9,887,706
UnitedHealth Group, Inc.(a)	44,300	2,591,550

		12,479,256

Industrials 5.96%
Brenntag AG	27,270	3,008,604
Cia de Locacao das Americas(c)(d)	871,500	3,358,432
Covanta Holding Corp.(a)	161,200	2,764,580
Delta Air Lines, Inc.(a)(b)(d)	420,707	4,606,742
Sensata Technologies Holding NV(a)(b)(d)	191,600	5,131,048
TE Connectivity, Ltd.(a)	50,200	1,601,882
TransDigm Group, Inc.(a)(b)(d)	63,562	8,536,376
United Continental Holdings, Inc.(a)(d)	191,600	4,661,628
US Airways Group, Inc.(a)(b)(d)	116,185	1,548,746
Verisk Analytics, Inc. - Class A(a)(d)	43,213	2,128,672
WABCO Holdings, Inc.(a)(d)	29,000	1,534,970

		38,881,680

Information Technology 24.22%
Apple, Inc.(a)(b)(d)	30,415	17,762,360
Arrow Electronics, Inc.(a)(b)(d)	201,307	6,604,883
Avnet, Inc.(a)(b)(d)	157,717	4,867,147
BMC Software, Inc.(d)	13,289	567,174
Broadcom Corp. - Class A(a)(d)	80,100	2,707,380
Check Point Software Technologies, Ltd.(a)(d)	116,300	5,767,317

	Shares	Value
Information Technology (continued)
Cisco Systems, Inc.(a)(b)	141,100	$2,422,687
eBay, Inc.(a)(b)(d)	183,518	7,709,591
EMC Corp.(a)(b)(d)	607,035	15,558,307
Equinix, Inc.(a)(b)(d)	15,080	2,648,802
Facebook, Inc.(a)(b)(d)	19,700	613,064
Fortinet, Inc.(a)(d)	142,400	3,306,528
Google, Inc. - Class A(a)(b)(d)	30,747	17,835,412
JDS Uniphase Corp.(a)(b)(d)	321,300	3,534,300
Lenovo Group, Ltd.	3,179,040	2,679,950
Micron Technology, Inc.(a)(b)(d)	1,185,970	7,483,471
Microsoft Corp.(a)(b)	884,979	27,071,508
Qihoo 360 Technology Co., Ltd. - ADR(a)(b)(d)	118,028	2,040,704
QUALCOMM, Inc.(a)(b)	118,164	6,579,371
SanDisk Corp.(a)(d)	99,700	3,637,056
Seagate Technology(a)(b)	208,803	5,163,698
VeriFone Systems, Inc.(a)(b)(d)	92,595	3,063,968
ViaSat, Inc.(a)(b)(d)	126,328	4,771,409
VMware, Inc.(d)	7,666	697,913
Western Digital Corp.(a)(b)(d)	95,922	2,923,703

		158,017,703

Materials 3.27%
Crown Holdings, Inc.(a)(b)(d)	146,498	5,052,716
Georgia Gulf Corp.(a)	194,800	5,000,516
Westlake Chemical Corp.(a)(b)	77,700	4,060,602
WR Grace & Co.(a)(b)(d)	142,900	7,209,305

		21,323,139

Telecommunication Services 3.91%
AT&T, Inc.(a)(b)	147,500	5,259,850
DiGi.Com Bhd	1,450,000	1,940,639
KT Corp.	43,981	1,165,428
Maxis Bhd	3,314,700	6,670,110
Philippine Long Distance Telephone Co.	53,015	3,334,277
Telekom Malaysia Bhd	1,033,200	1,838,318
Verizon Communications, Inc.(a)(b)	119,800	5,323,912

		25,532,534

Utilities 8.10%
AES Corp.(a)(b)(d)	357,840	4,591,087
Ameren Corp.(a)(b)	124,400	4,172,376
American Electric Power Co., Inc.(a)(b)	128,300	5,119,170
CMS Energy Corp.(a)(b)	86,200	2,025,700
Edison International(a)(b)	108,703	5,022,079
National Grid PLC - Sponsored ADR(a)(b)	290,381	15,387,289
NiSource, Inc.(a)(b)	190,673	4,719,157
Northeast Utilities(a)(b)	75,131	2,915,834

	Shares	Value
Utilities (continued)
OGE Energy Corp.(a)(b)	107,030	$5,543,084
Westar Energy, Inc.(a)	111,719	3,345,984

		52,841,760

TOTAL COMMON STOCKS
(Cost $704,536,384)		720,360,845

EXCHANGE TRADED FUNDS 0.37%
iShares® FTSE China 25 Index Fund	71,949	2,422,523

Total Exchange Traded Funds
(Cost $2,435,441)		2,422,523

PREFERRED STOCKS 0.45%
The Goodyear Tire & Rubber Co., 5.875%(a)	67,800	2,928,960

Total Preferred Stocks
(Cost $3,394,238)		2,928,960

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 2.73%
Ford Motor Credit Co. LLC
01/15/2015, 3.875% (a)	$6,515,000	6,714,072
Hanesbrands, Inc.
12/15/2020, 6.375% (a)	1,365,000	1,443,487
Manufacturers & Traders Trust Co.
12/01/2021, 5.629% (a)(f)	3,680,000	3,680,346
TAM Capital 2, Inc.
01/29/2020, 9.500% (a)(g)	2,205,000	2,395,292
Visteon Corp.
04/15/2019, 6.750% (a)	3,650,000	3,567,875

Total Corporate Bonds
(Cost $17,449,561)		17,801,072

ASSET/MORTGAGE BACKED SECURITIES 0.04%
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037, 21.271%(a)(f)	144,422	148,816
Series 2007-37, Class SB, 03/20/2037, 21.271%(a)(f)	109,293	113,458

Total Asset/Mortgage Backed Securities
(Cost $233,704)		262,274

Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 18.19%
U.S. Treasury Bonds
05/15/2020, 3.500%	$7,000,000	$8,184,533
08/15/2020, 2.625% (a)	20,000,000	22,029,700
11/15/2020, 2.625% (a)	22,025,000	24,230,936
02/15/2021, 3.625% (a)	35,820,000	42,320,793
05/15/2021, 3.125% (a)	12,200,000	13,902,278
08/15/2027, 6.375%	5,225,000	8,054,667

Total Government & Agency Obligations
(Cost $116,001,830)		118,722,907

	Number of Contracts	Value
PURCHASED OPTIONS 0.75%
CALL OPTIONS PURCHASED 0.48%
Cameron International Corp., Expires January, 2013, Exercise Price $57.50	1,000	70,000
Ensco PLC, Expires January, 2013, Exercise Price $55.00	1,000	182,500
Market Vectors Oil Service ETF, Expires January, 2013, Exercise Price $53.33	2,514	18,855
Microsoft Corp., Expires January, 2013, Exercise Price $30.00	1,792	410,368
Noble Corp., Expires January, 2013, Exercise Price $40.00	1,000	98,500
Time Warner Inc., Expires October, 2012, Exercise Price $37.00	1,600	432,800
Transocean, Ltd., Expires January, 2013, Exercise Price $50.00	1,000	307,500
Walt Disney Co, Expires July, 2012, Exercise Price $45.00	4,500	1,620,000

Total Call Options Purchased
(Cost $4,913,928)		3,140,523

PUT OPTIONS PURCHASED 0.27%
S&P 500® Index, Expires July, 2012, Exercise Price $1,310.00	1,200	690,000

	Number of Contracts	Value
PUT OPTIONS PURCHASED (continued)
United States Natural Gas Fund LP, Expires October, 2012, Exercise Price $17.00	7,869	$1,066,249

Total Put Options Purchased
(Cost $5,020,144)		1,756,249

Total Purchased Options
(Cost $9,934,072)		4,896,772

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 30.70%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund (0.000% 7-day yield)(h)	88,497,239	88,497,239

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
08/09/2012, 0.113%(a)(i)	$19,700,000	19,697,565
11/15/2012, 0.139%(a)(i)	22,200,000	22,188,203
02/07/2013, 0.170%(a)(i)	20,000,000	19,980,760
04/04/2013, 0.181%(a)(i)	30,000,000	29,960,370
05/02/2013, 0.181%(a)(i)	20,000,000	19,968,800

		111,795,698

Total Short-Term Investments
(Cost $200,289,105)		200,292,937

Total Investments - 163.64%
(Cost $1,054,274,335)		1,067,688,290

Liabilities in Excess of Other Assets - (63.64%)		(415,235,055)

NET ASSETS - 100.00%		$652,453,235

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value
CALL OPTIONS WRITTEN
Time Warner Inc., Expires October, 2012, Exercise Price $41.00	1,600	$(112,800)

Walt Disney Co, Expires July, 2012, Exercise Price $49.00	4,500	(249,750)

Total Call Options Written
(Premiums received $202,444)		(362,550)

SCHEDULE OF WRITTEN OPTIONS	Number of Contracts	Value
PUT OPTIONS WRITTEN
S&P 500® Index, Expires July, 2012, Exercise Price $1,230.00	1,200	$(123,000)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $1,317,570)		(123,000)

TOTAL WRITTEN OPTIONS
(Premiums received $1,520,014)		$(485,550)

SCHEDULE OF SECURITIES SOLD SHORT (d)	Shares	Value
COMMON STOCK
Banco Santander S.A.	(463,485)	$(3,062,333)
BHP Billiton, Ltd. - ADR	(77,914)	(5,087,784)
BNP Paribas S.A.	(39,168)	(1,503,621)
C&J Energy Services, Inc.	(84,031)	(1,554,573)
Chipotle Mexican Grill, Inc.	(3,900)	(1,481,805)
Ciena Corp.	(221,659)	(3,628,558)
Credit Agricole S.A.	(222,566)	(977,634)
Credit Suisse Group AG	(39,866)	(730,744)
CurrencyShares Euro Trust	(41,200)	(5,186,256)
Deutsche Bank AG	(112,543)	(4,070,680)
Fiat SpA	(575,246)	(2,888,606)
Fortescue Metals Group, Ltd.	(866,147)	(4,343,855)
Gannett Co., Inc.	(191,400)	(2,819,322)
Intesa Sanpaolo SpA	(982,636)	(1,390,264)
Nabors Industries, Ltd.	(364,778)	(5,252,803)
Patterson-UTI Energy, Inc.	(330,910)	(4,818,050)
Petroleo Brasileiro S.A. - ADR	(546,106)	(10,250,410)
Powershares QQQ Trust Series 1	(309,771)	(19,874,907)
Rio Tinto PLC - ADR	(151,185)	(7,228,155)
RR Donnelley & Sons Co.	(164,004)	(1,930,327)
Schneider Electric S.A.	(29,093)	(1,610,019)
Societe Generale S.A.	(43,445)	(1,012,177)
Under Armour, Inc.	(22,700)	(2,144,696)
Vale SA - ADR	(398,388)	(7,908,002)
Waters Corp.	(32,300)	(2,566,881)

		(103,322,462)

EXCHANGE TRADED FUNDS
iShares® Russell 2000® Index Fund	(413,669)	(32,948,736)
United States Natural Gas Fund LP	(191,975)	(3,703,198)
United States Oil Fund LP	(97,587)	(3,105,218)

		(39,757,152)

Total Securities Sold Short
(Proceeds $153,590,544)		$(143,079,614)

SCHEDULE OF TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entry/Obligation	Shares	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Morgan Stanley	GD Power Development / GDLINK/ Bullet TRS	4,813,200	2,088,447	95 Bps + 1D FEDEF	1D FEDEF	6/16/2014	$(43,211)

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders

Bhd - Berhad (in Malaysia, a form of a public company)

ETF - Exchange Traded Fund

LLC - Limited Liability Corporation

LP - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch: Limited Liability Company)

PLC - Public Limited Liability

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

SpA - Societa’ Per Azioni is an Italian shared company

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings as of June 30, 2012. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan at June 30, 2012.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2012, these securities had a total value of $17,213,214 or 2.64% of net assets.
(d)	Non-income producing security.
(e)	Fair valued security; valued by management in accordance with procedures approved by the Fund’s Board of Trustees. As of
June 30, 2012, these securities had a total value of $2,969,858 or 0.46% of total net assets.
(f)	Floating or variable rate security - rate disclosed as of June 30, 2012.
(g)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of June 30, 2012, the aggregate market value of those securities was $2,395,292, representing 0.37% of net assets.
(h)	Less than 0.0005%.
(i)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Income Tax Information:
Net unrealized appreciation/depreciation of investments based on federal tax costs were as follows:
As of June 30, 2012
Gross appreciation (excess of value over tax cost)	$ 38,876,664
Gross depreciation (excess of tax cost over value)	(39,870,850)
Net unrealized depreciation	$ (994,186)

Cost of investments for income tax purposes	$ 1,068,682,476

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL OPPORTUNITIES FUND

NOTES TO QUARTERLY STATEMENT OF INVESTMENTS

JUNE 30, 2012 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated January 16, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. Each Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security. As of June 30, 2012, securities which have been fair valued represented 0.46% of net assets of the Fund.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2012:

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Consumer Discretionary	$137,964,246	$–	$–	$137,964,246
Consumer Staples	15,865,598	–	–	15,865,598
Energy	83,804,914	–	–	83,804,914
Financials	170,680,157	2,936,250	33,608	173,650,015
Health Care	12,479,256	–	–	12,479,256
Industrials	38,881,680	–	–	38,881,680
Information Technology	158,017,703	–	–	158,017,703
Materials	21,323,139	–	–	21,323,139
Telecommunication Services	25,532,534	–	–	25,532,534
Utilities	52,841,760	–	–	52,841,760
Exchange Traded Funds	2,422,523	–	–	2,422,523
Preferred Stocks	2,928,960	–	–	2,928,960
Corporate Bonds	–	17,801,072	–	17,801,072
Asset/Mortgage Backed Securities	–	262,274	–	262,274
Government & Agency Obligations	118,722,907	–	–	118,722,907
Purchased Options	4,896,772	–	–	4,896,772
Short-Term Investments	200,292,937	–	–	200,292,937

TOTAL	$1,046,655,086	$20,999,596	$33,608	$1,067,688,290

Other Financial Instruments
Liabilities
Written Options	$(485,550)	$–	$–	$(485,550)
Securities Sold Short	(143,079,614)	–	–	(143,079,614)
Total Return Swap Contracts**	–	(43,211)	–	(43,211)

TOTAL	$(143,565,164)	$(43,211)	$–	$(143,608,375)

*For detailed industry descriptions, see the accompanying Statement of Investments.

**Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Opportunities Fund

Investments in Securities	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in and/or (out) of Level 3	Balance as of June 30, 2012	Net Change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at June 30, 2012

Common Stocks	$69,869	$(251,107)	$253,034	$ -	$(38,188)	$ -	$33,608	$253,034

TOTAL	$69,869	$(251,107)	$253,034	$ -	$(38,188)	$ -	$33,608	$253,034

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

As of June 30, 2012, the Fund had the following open spot foreign currency contracts:

Spot Foreign Exchange Contracts

Contract Description	Purchase/Sale Contract	Contracted Amount	Settlement Date	Current Value	Unrealized (Depreciation)
BRL	Sale	1,328,798	07/02/2012	$ 661,587	$ (13,393)
EUR	Sale	23,253	07/02/2012	29,427	(540)
EUR	Purchase	1,270,119	07/03/2012	1,607,338	(1,394)
MYR	Sale	265,176	07/03/2012	83,507	(288)
SEK	Purchase	4,058,271	07/03/2012	586,672	(598)
HKD	Sale	189,384	07/05/2012	24,412	(3)

					$(16,216)

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, and warrants. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it was to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Writing/Purchasing: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. The Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Written option activity for the three months ended June 30, 2012 was as follows:

CLOUGH GLOBAL OPPORTUNITIES FUND:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2012	4,601	$601,577	–	$–
Positions opened	9,600	557,625	2,400	3,038,341
Exercised	(101)	(177,450)	–	–
Expired	(3,500)	(355,181)	–	–
Closed	(4,500)	(424,127)	(1,200)	(1,720,771)
Split	–	–	–	–
Outstanding, June 30, 2012	6,100	$202,444	1,200	$1,317,570
Market Value, June 30, 2012		$(362,550)		$(123,000)

Swaps: During the period the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now permits certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Warrants: The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Item 2 - Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (principal executive officer)

Date:	August 24, 2012

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (principal financial officer)

Date:	August 24, 2012